Exhibit 99.1

Shake Shack Announces Third Quarter 2026 Financial Results
▪Total revenue of $423.3 million, up 15.2% versus 2025, including $408.0 million of Shack sales and $15.3 million of Licensing revenue.
▪System-wide sales of $644.8 million, up 12.8% versus 2025.
▪Same-Shack sales up 2.5% versus 2025.
▪Operating income of $21.5 million versus $18.5 million in 2025.
•Restaurant-level profit(1) of $91.7 million, or 22.5% of Shack sales.
▪Net income of $17.8 million versus $13.7 million in 2025.
•Adjusted EBITDA(1) of $62.8 million, up 16.0% versus 2025.
▪Net income attributable to Shake Shack Inc. of $16.5 million, or earnings of $0.39 per diluted share.
•Adjusted pro forma net income(1) of $17.8 million, or earnings of $0.40 per fully exchanged and diluted share.
▪Opened 21 new Company-operated Shacks and 16 new licensed Shacks.
NEW YORK, NY (Business Wire) — November 5, 2026 — Shake Shack Inc. (“Shake Shack” or the “Company”) (NYSE: SHAK) has posted its results for the third quarter of 2026 in a Shareholder Letter in the Quarterly Results section of the Company's Investor Relations website, which can be found here: Q3 2026 Shake Shack Shareholder Letter.

Shake Shack will host a conference call at 8:00 a.m. ET. Hosting the call will be Robert Lynch, Chief Executive Officer, and Michelle Hook, Chief Financial Officer. The conference call can be accessed live over the phone by dialing (877) 407-0792, or for international callers by dialing (201) 689-8263. A replay of the call will be available until November 12, 2026 by dialing (844) 512-2921 or for international callers by dialing (412) 317-6671; the passcode is 13762370.

The live audio webcast of the conference call will be accessible in the Events & Presentations section on the Company's Investor Relations website at investor.shakeshack.com. An archived replay of the webcast will also be available shortly after the live event has concluded.

(1)Restaurant-level profit, Adjusted EBITDA and Adjusted pro forma net income are non-GAAP measures. A reconciliation to the most directly comparable financial measures presented in accordance with GAAP is set forth in the schedules accompanying this release. See “Non-GAAP Financial Measures” below.

Exhibit 99.1
About Shake Shack
Shake Shack serves elevated versions of American classics using only the best ingredients. It's known for its delicious made-to-order Angus beef burgers, crinkle cut fries, crispy chicken, hand spun milkshakes, house-made lemonades, and more. With its high-quality food at a great value, warm hospitality, and a commitment to crafting uplifting experiences, Shake Shack quickly became a cult-brand with widespread appeal. Shake Shack's purpose is to Stand For Something Good®, from its premium ingredients and team member development to its inspiring designs and deep community investment. Since the original Shack opened in 2004 in NYC's Madison Square Park, the Company has expanded to over 750 locations system-wide, including over 480 in 36 U.S. States and the District of Columbia, and nearly 270 international locations across London, Hong Kong, Shanghai, Singapore, Mexico City, Istanbul, Dubai, Tokyo, Seoul and more.

Skip the line with the Shack App, a mobile ordering app that lets you save time by ordering ahead! Guests can select their location, pick their food, choose a pickup time and their meal will be cooked-to-order and timed to arrival. Available on iOS and Android.
Media:
Corey Gee, Shake Shack
cblumenthal@shakeshack.com
Investor Relations:
Alison Sternberg, Shake Shack
Head of Investor Relations
(844) SHACK-04 (844-742-2504)
investor@shakeshack.com

Definitions
The following definitions apply to these terms as used in this release:
"Shack sales" is defined as the aggregate sales of food, beverages, gift card breakage income and Shake Shack branded merchandise at Company-operated Shacks and excludes sales from licensed Shacks.
“System-wide sales” is an operating measure and consists of sales from Company-operated Shacks and licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from licensed Shacks, as well as certain up-front fees, such as territory fees, opening fees, and termination fees.
"Same-Shack sales" represents Shack sales for the comparable Shack base, which is defined as the number of Company-operated Shacks open for 24 full fiscal months or longer. For consecutive days that Shacks were temporarily closed, the comparative period was also adjusted.
"Restaurant-level profit," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
"Restaurant-level profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses as a percentage of Shack sales.
“EBITDA,” a non-GAAP measure, is defined as Net income before interest expense (net of interest income), Income tax expense, and Depreciation and amortization expense.
“Adjusted EBITDA,” a non-GAAP measure, is defined as EBITDA (as defined above), excluding equity-based compensation expense, Impairments, loss on disposal of assets, and Shack closures, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
"Adjusted pro forma net income," a non-GAAP measure, represents Net income attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring items that the Company does not believe are directly related to its core operations and may not be indicative of its recurring business operations.

Exhibit 99.1
SHAKE SHACK INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except share and per share amounts)

	September 30 2026	December 31 2025
ASSETS
Current assets:
Cash and cash equivalents	$319,004	$360,123
Accounts receivable, net	30,563	32,962
Inventories	7,562	7,182
Prepaid expenses and other current assets	40,242	30,080
Total current assets	397,371	430,347
Property and equipment, net of accumulated depreciation of $630,566 and $551,004, respectively.	695,791	625,851
Operating lease assets	568,563	507,253
Deferred income taxes, net	315,438	322,385
Other assets	8,132	10,373
TOTAL ASSETS	$1,985,295	$1,896,209
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$25,085	$24,747
Accrued expenses	82,599	103,354
Accrued wages and related liabilities	24,375	25,481
Operating lease liabilities, current	69,850	63,553
Other current liabilities	29,043	27,783
Total current liabilities	230,952	244,918
Long-term debt	248,517	247,731
Long-term operating lease liabilities	639,888	575,138
Liabilities under tax receivable agreement, net of current portion	244,030	244,463
Other long-term liabilities	27,095	30,210
Total liabilities	1,390,482	1,342,460
Commitments and contingencies
Stockholders' equity:
Preferred stock, no par value—10,000,000 shares authorized; none issued and outstanding as of September 30, 2026 and December 31, 2025.	—	—
Class A common stock, $0.001 par value—200,000,000 shares authorized; 40,415,423 and 40,254,281 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively.	40	40
Class B common stock, $0.001 par value—35,000,000 shares authorized; 2,385,789 and 2,434,789 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively.	2	2
Additional paid-in capital	459,366	452,577
Retained earnings	104,585	72,709
Accumulated other comprehensive loss	(6)	(1)
Total stockholders' equity attributable to Shake Shack Inc.	563,987	525,327
Non-controlling interests	30,826	28,422
Total equity	594,813	553,749
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,985,295	$1,896,209

Exhibit 99.1
SHAKE SHACK INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)
(in thousands, except per share amounts)

	Thirteen Weeks Ended				Thirty-Nine Weeks Ended
	September 30 2026		September 24 2025		September 30 2026		September 24 2025
Shack sales	$408,026	96.4%	$352,846	96.0%	$1,165,510	96.5%	$1,005,908	96.3%
Licensing revenue	15,247	3.6%	14,565	4.0%	42,118	3.5%	38,867	3.7%
TOTAL REVENUE	423,273	100.0%	367,411	100.0%	1,207,628	100.0%	1,044,775	100.0%
Shack-level operating expenses(1):
Food and paper costs	115,276	28.3%	103,461	29.3%	331,575	28.4%	286,119	28.4%
Labor and related expenses	103,823	25.4%	88,033	24.9%	297,766	25.5%	262,759	26.1%
Other operating expenses	65,828	16.1%	53,779	15.2%	186,458	16.0%	152,809	15.2%
Occupancy and related expenses	31,366	7.7%	26,995	7.7%	90,171	7.7%	77,219	7.7%
General and administrative expenses	44,989	10.6%	44,381	12.1%	146,918	12.2%	125,692	12.0%
Depreciation and amortization expense	32,930	7.8%	27,079	7.4%	92,767	7.7%	80,167	7.7%
Pre-opening costs	6,978	1.6%	4,625	1.3%	20,486	1.7%	12,798	1.2%
Impairments, loss on disposal of assets, and Shack closures	601	0.1%	510	0.1%	1,893	0.2%	3,448	0.3%
TOTAL EXPENSES	401,791	94.9%	348,863	95.0%	1,168,034	96.7%	1,001,011	95.8%
INCOME FROM OPERATIONS	21,482	5.1%	18,548	5.0%	39,594	3.3%	43,764	4.2%
Other income, net	2,459	0.6%	3,103	0.8%	7,804	0.6%	8,924	0.9%
Interest expense	(567)	(0.1)%	(504)	(0.1)%	(1,668)	(0.1)%	(1,615)	(0.2)%
INCOME BEFORE INCOME TAXES	23,374	5.5%	21,147	5.8%	45,730	3.8%	51,073	4.9%
Income tax expense	5,607	1.3%	7,436	2.0%	11,375	0.9%	14,366	1.4%
NET INCOME	17,767	4.2%	13,711	3.7%	34,355	2.8%	36,707	3.5%
Less: Net income attributable to non-controlling interests	1,281	0.3%	1,210	0.3%	2,479	0.2%	2,813	0.3%
NET INCOME ATTRIBUTABLE TO SHAKE SHACK INC.	$16,486	3.9%	$12,501	3.4%	$31,876	2.6%	$33,894	3.2%
Earnings per share of Class A common stock:
Basic	$0.41		$0.31		$0.79		$0.84
Diluted	$0.39		$0.30		$0.76		$0.81
Weighted-average shares of Class A common stock outstanding:
Basic	40,399		40,250		40,349		40,199
Diluted	41,910		41,874		41,885		41,852
(1)As a percentage of Shack sales.

Exhibit 99.1
SHAKE SHACK INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

	Thirty-Nine Weeks Ended
	September 30 2026	September 24 2025
OPERATING ACTIVITIES
Net income (including amounts attributable to non-controlling interests)	$34,355	$36,707
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	92,767	80,167
Amortization of debt issuance costs	786	786
Amortization of cloud computing assets	1,334	1,676
Non-cash operating lease cost	77,313	64,489
Equity-based compensation	14,077	14,173
Deferred income taxes	7,474	9,238
Non-cash interest	41	31
Impairments, loss on disposal of assets, and Shack closures	1,893	3,448
Changes in operating assets and liabilities:
Accounts receivable	2,399	(925)
Inventories	(380)	(297)
Prepaid expenses and other current assets	(6,980)	(4,134)
Other assets	(2,644)	(4,634)
Accounts payable	973	(610)
Accrued expenses	(19,056)	22,078
Accrued wages and related liabilities	(1,106)	524
Other current liabilities	(788)	(1,377)
Operating lease liabilities	(67,379)	(65,713)
Other long-term liabilities	953	3,592
NET CASH PROVIDED BY OPERATING ACTIVITIES	136,032	159,219
INVESTING ACTIVITIES
Purchases of property and equipment	(162,405)	(106,697)
NET CASH USED IN INVESTING ACTIVITIES	(162,405)	(106,697)
FINANCING ACTIVITIES
Payments on principal of finance leases	(4,999)	(4,013)
Deferred financing costs	—	(10)
Distributions paid to non-controlling interest holders	(2,931)	(1,758)
Payments under tax receivable agreement, including interest	(977)	(37)
Net proceeds from stock option exercises	69	123
Employee withholding taxes related to net settled equity awards	(5,903)	(9,784)
NET CASH USED IN FINANCING ACTIVITIES	(14,741)	(15,479)
Effect of exchange rate changes on cash and cash equivalents	(5)	—
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(41,119)	37,043
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	360,123	320,714
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$319,004	$357,757

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

To supplement the condensed consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses the following non-GAAP financial measures: Restaurant-level profit, Restaurant-level profit margin, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share (collectively the "non-GAAP financial measures").
Restaurant-Level Profit
Restaurant-level profit is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
How This Measure Is Useful
When used in conjunction with GAAP financial measures, Restaurant-level profit and Restaurant-level profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Restaurant-level profit and Restaurant-level profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance-based employee bonus arrangements. The Company believes presentation of Restaurant-level profit and Restaurant-level profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making.
Limitations of the Usefulness of this Measure
Restaurant-level profit and Restaurant-level profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Restaurant-level profit and Restaurant-level profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Restaurant-level profit excludes certain costs, such as General and administrative expenses and Pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Restaurant-level profit and Restaurant-level profit margin should be reviewed in conjunction with the Company's GAAP financial results.

Exhibit 99.1
A reconciliation of Restaurant-level profit to Income from operations, the most directly comparable GAAP financial measure, is set forth below.

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
(dollar amounts in thousands)	September 30 2026	September 24 2025	September 30 2026	September 24 2025
Income from operations	$21,482	$18,548	$39,594	$43,764
Less:
Licensing revenue	15,247	14,565	42,118	38,867
Add:
General and administrative expenses	44,989	44,381	146,918	125,692
Depreciation and amortization expense	32,930	27,079	92,767	80,167
Pre-opening costs	6,978	4,625	20,486	12,798
Impairments, loss on disposal of assets, and Shack closures	601	510	1,893	3,448
Restaurant-level profit	$91,733	$80,578	$259,540	$227,002

Total revenue	$423,273	$367,411	$1,207,628	$1,044,775
Less: Licensing revenue	15,247	14,565	42,118	38,867
Shack sales	$408,026	$352,846	$1,165,510	$1,005,908

Restaurant-level profit margin(1)	22.5%	22.8%	22.3%	22.6%
(1)As a percentage of Shack sales.

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
EBITDA and Adjusted EBITDA
EBITDA, a non-GAAP measure, is defined as Net income before interest expense (net of interest income), Income tax expense and Depreciation and amortization expense. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA excluding equity-based compensation expense, Impairments, loss on the disposal of assets, and Shack closures, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance.
Limitations of the Usefulness of These Measures
EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures.

Exhibit 99.1
A reconciliation of EBITDA and adjusted EBITDA to Net income, the most directly comparable GAAP measure, is set forth below.

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
(dollar amounts in thousands)	September 30 2026	September 24 2025	September 30 2026	September 24 2025
Net income	$17,767	$13,711	$34,355	$36,707
Depreciation and amortization expense	32,930	27,079	92,767	80,167
Interest expense, net	525	472	1,509	1,495
Income tax expense	5,607	7,436	11,375	14,366
EBITDA	$56,829	$48,698	$140,006	$132,735

Equity-based compensation	4,995	4,423	14,077	14,173
Amortization of cloud-based software implementation costs	291	510	1,334	1,676
Impairments, loss on disposal of assets, and Shack closures	601	510	1,893	3,448
Executive transition costs(1)	31	—	2,282	414
Legal settlements(2)	—	—	848	983
Restatement costs(3)	—	—	—	354
Other(4)	47	—	520	3
Adjusted EBITDA	$62,794	$54,141	$160,960	$153,786

Adjusted EBITDA margin(5)	14.8%	14.7%	13.3%	14.7%
(1)Expenses incurred in connection with the termination, search, and hiring of certain executive positions.
(2)Expenses incurred to establish accruals related to the settlements of legal matters.
(3)Expenses incurred related to the restatement of prior periods in the 2023 Form 10-K.
(4)Amounts related to the conflict in the Middle East and expenses incurred for professional fees related to non-recurring matters.
(5)Calculated as a percentage of Total revenue, which was $423.3 million and $1,207.6 million for the thirteen and thirty-nine weeks ended September 30, 2026, respectively, and $367.4 million and $1,044.8 million for the thirteen and thirty-nine weeks ended September 24, 2025, respectively.

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
Adjusted Pro Forma Net Income and Adjusted Pro Forma Earnings Per Fully Exchanged and Diluted Share
Adjusted pro forma net income represents Net income attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring items that the Company does not believe are directly related to its core operations and may not be indicative of recurring business operations. Adjusted pro forma earnings per fully exchanged and diluted share is calculated by dividing adjusted pro forma net income by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Interests, after giving effect to the dilutive effect of outstanding equity-based awards.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share are supplemental measures of operating performance that the Company believes are useful measures to evaluate performance period over period and relative to its competitors. By assuming the full exchange of all outstanding LLC Interests, the Company believes these measures facilitate comparisons with other companies that have different organizational and tax structures, as well as comparisons period over period because it eliminates the effect of any changes in Net income attributable to Shake Shack Inc. driven by increases in its ownership of SSE Holdings, which are unrelated to the Company's operating performance, and excludes items that are non-recurring or may not be indicative of ongoing operating performance.
Limitations of the Usefulness of These Measures
Adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share should not be considered alternatives to Net income and earnings per share, as determined under GAAP. While these measures are useful in evaluating the Company's performance, it does not account for the earnings attributable to the non-controlling interest holders and therefore does not provide a complete understanding of the Net income attributable to Shake Shack Inc. Adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share should be evaluated in conjunction with GAAP financial results.

Exhibit 99.1
A reconciliation of adjusted pro forma net income to Net income attributable to Shake Shack Inc., the most directly comparable GAAP measure, and the computation of adjusted pro forma earnings per fully exchanged and diluted share are set forth below.

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
(in thousands, except per share amounts)	September 30 2026	September 24 2025	September 30 2026	September 24 2025
Numerator:
Net income attributable to Shake Shack Inc.	$16,486	$12,501	$31,876	$33,894
Adjustments:
Reallocation of Net income attributable to non-controlling interests from the assumed exchange of LLC Interests(1)	1,281	1,210	2,479	2,813
Impairment charge and Shack closures(2)	32	(44)	67	1,904
Executive transition costs(3)	31	—	2,282	414
Legal settlements(4)	—	—	848	983
Restatement costs(5)	—	—	—	354
Other(6)	47	—	520	3
Tax impact of above adjustments(7)	(123)	2,187	(1,325)	1,363
Adjusted pro forma net income	$17,754	$15,854	$36,747	$41,728

Denominator:
Weighted average shares of Class A common stock outstanding—diluted	41,910	41,874	41,885	41,852
Adjustments:
Assumed exchange of weighted average LLC Interests for shares of Class A common stock(1)	2,400	2,437	2,420	2,443
Adjusted pro forma fully exchanged weighted average shares of Class A common stock outstanding—diluted	44,310	44,311	44,305	44,295

Adjusted pro forma earnings per fully exchanged share—diluted	$0.40	$0.36	$0.83	$0.94

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	September 30 2026	September 24 2025	September 30 2026	September 24 2025
Earnings per share of Class A common stock—diluted	$0.39	$0.30	$0.76	$0.81
Assumed exchange of weighted average LLC Interests for shares of Class A common stock(1)	0.01	0.01	0.02	0.02
Non-GAAP adjustments(8)	—	0.05	0.05	0.11
Adjusted pro forma earnings per fully exchanged share—diluted	$0.40	$0.36	$0.83	$0.94
(1)Assumes the exchange of all outstanding LLC Interests for shares of Class A common stock, resulting in the elimination of the non-controlling interest and recognition of the net income attributable to non-controlling interests.
(2)Expenses incurred related to Shack closures and impairment charges during fiscal 2024 and fiscal 2025.
(3)Expenses incurred in connection with the termination, search, and hiring of certain executive positions.
(4)Expenses incurred to establish accruals related to the settlements of legal matters.
(5)Expenses incurred related to the restatement of prior periods in the 2023 Form 10-K.
(6)Amounts related to the conflict in the Middle East and expenses incurred for professional fees related to non-recurring matters.
(7)Represents the tax effect of the aforementioned adjustments and pro forma adjustments to reflect corporate income taxes at assumed effective tax rates of 24.4% and 25.7% for the thirteen and thirty-nine weeks ended September 30, 2026, respectively, and 24.9% and 23.8% for the thirteen and thirty-nine weeks ended September 24, 2025, respectively. Amounts include provisions for U.S. federal income taxes, certain LLC entity-level taxes and foreign withholding taxes, assuming the highest statutory rates apportioned to each applicable state, local and foreign jurisdiction.
(8)Represents the per share impact of non-GAAP adjustments for each period. Refer to the reconciliation of Adjusted pro forma net income above, for additional information.